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                                                                    Exhibit 10.4

                     TERMINATION OF STOCK PURCHASE AGREEMENT


         This Termination of Stock Purchase Agreement dated as of December 28, 2000 (this "Termination"), is entered into by and between Bionova International, Inc., a Delaware corporation ("International"), and Bionova Holding Corporation, a Delaware corporation formerly known as DNAP Holding Corporation (the "Company").

                                   BACKGROUND

         WHEREAS, International and the Company entered into that certain Stock Purchase Agreement dated as of October 1, 1998 (the "Stock Purchase Agreement"), and the Closing contemplated by the Stock Purchase Agreement occurred;

         WHEREAS, International and the Company are parties to that certain Purchase Agreement dated as of December 28, 2000 (the "Purchase Agreement");

         WHEREAS, the execution and delivery of this Agreement by International is a condition to the execution of the Purchase Agreement by the Company;

         WHEREAS, International and the Company desire to enter into an agreement pursuant to which the Stock Purchase Agreement shall be canceled and be of no further force or effect as of the date of this Agreement; and

         WHEREAS, International and the Company desire to enter into this Agreement for such purpose;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

         1. The Stock Purchase Agreement is hereby canceled and of no further force or effect. Without limiting the generality of the foregoing, the parties agree that the Company has no obligation to complete the Rights Offering (as defined in the Stock Purchase Agreement).

         2. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

                                     * * *


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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.


BIONOVA HOLDING CORPORATION                     BIONOVA INTERNATIONAL, INC.


By: /s/ Bernardo Jimenez                        By: /s/ Heriberto Muzza
    -----------------------------                   --------------------------
       Name:    Bernardo Jimenez                    Name: Heriberto Muzza
       Title:  Chief Executive Officer              Title:  Director and
                                                            Treasurer















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